Supplement dated April 12, 2023 to the
Prospectus for CUSTOM PORTFOLIO VARIABLE ANNUITY
Issued by
WILTON REASSURANCE LIFE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Wilton Reassurance Life Company of New York.
Investment Adviser/Subadviser Name Change:
Effective immediately, the name of the Investment Adviser/Subadviser for LVIP Delaware SMID Cap Core Fund - Standard Class has changed from Lincoln Investment Advisers Corporation to Lincoln Financial Investments Corporation.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE
WRNYSUP4